Exhibit 99.1
HUDSON CITY Bank on better values TM

Forward-Looking Statement
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) Hudson City Bancorp, Inc.’s “Hudson City” or “HCBK”) plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as “may”, “believe”, “expect”, “anticipate”, “should”, “plan”, “estimate”, “predict”, “continue”, “potential”, or words of similar meaning.
Factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Hudson City’s 2008 Annual Report on Form 10-K and the June 30, 2009 Form 10-Q both filed with the Securities and Exchange Commission and are available at the SEC’s Internet site (http://www.sec.gov) or through our Internet site (http://www.hcbk.com). Any or all of the forward-looking statements in this presentation and in any other public statements made by Hudson City may turn out to be wrong. They can be affected by inaccurate assumptions Hudson City might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed, Hudson City does not intend to update any of the forward-looking statements after the date of this presentation or to conform these statements to actual events.

financial strength O U R Y E A R T O S H I N E Background Market Cap over $6.8 billion Ranked in the top twenty-five U.S. financial institutions by asset size Largest thrift institution 131 branch offices in the New York, New Jersey & Connecticut

Hudson City OUR YEAR TO SHNE Simple, Consistent Operating Model Originate and purchase single family mortgage loans A jumbo originator and purchaser Retain all loans originated and purchased Outstanding credit quality Multiple mortgage loan distribution channels Retail (our own agents and extensive branch network) Retail (mortgage brokers and bankers) Wholesale (geographic diversity) Fund lending and investing activities with retail deposits and borrowings Industry-leading operating efficiency ratio Effective customer service and attractive pricing financial strength OUR YEAR TO SHINE Earnings and Dividends Growth EPS CAGR of 31.80% Dividend CAGR of 56.48% at December 31 Diluted Earnings per Share Dividends per Share 1999 $0.08 $0.01
2000 $0.16 $0.05
2001 $0.21 $0.07
2002 $0.32 $0.11
2003 $0.34 $0.16
2004 $0.40 $0.22
2005 $0.48 $0.27
2006 $0.53 $0.30
2007 $0.58 $0.33
2008 $0.90 $0.45
2Q2009 $0.52 $0.29
Split adjusted (2:1 June 2002 and 3.206:1 June 2005) (CAGR) Compounded Annual Growth Rate

financial strengthO U R YEAR TO SHINE CAGR of 22.24% Strong Asset Growth (in millions)
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2Q2009 $8,519 $9,380 $11,427 $14,145 $17,033 $20,146 $28,075 $35,507 $44,424 $54,145 $57,406
at December 31
(CAGR) Compounded Annual Growth Rate

financial strength O U R Y E A R T O S H I N E
Securities as of June 30, 2009
Securities totaled $24.6 billion, approximately 43% of Balance Sheet
All securities are issued by one of the following government sponsored enterprises carrying an implied credit guarantee
FNMA, FHLMC, GNMA, FHLB
Overall unrealized gain in total portfolio of $594 million, including an unrealized gain in Available-for-Sale portfolio of $302 million financial strength O U R Y E A R T O S H I N E
Mortgage Loans as of June 30, 2009
Growth in portfolio primarily through originations and purchases of 1-4 family first mortgages Originated $2.97 billion and purchased $1.88 billion during the first six months of 2009 Require a minimum of 20% down payment on all mortgages Average down payment on the portfolio was 40% for 2Q09 financial strength O U R Y E A R T O S H I N E
Residential Mortgage Lending Growth
(in millions) Other One to Four Family
CAGR of 22.98%
Year One to four family Other 1999 95.8% 4.2% $4,306
2000 94.6% 5.4% $4,873
2001 94.9% 5.1% $5,968
2002 96.2% 3.8% $6,971
2003 97.3% 2.7% $8,803
2004 97.9% 2.1% $11,363
2005 98.1% 1.9% $15,016
2006 97.2% 2.8% $19,084
2007 97.9% 2.1% $24,192
2008 98.4% 1.6% $29,419
2Q2009 98.8% 1.2% $30,736
at December 31
(CAGR) Compounded Annual Growth Rate Other includes FHA/VA, Multifamily, Commercial and Other Loans financial strengthO U RY E A RT OS H I N E June 30, 2009 # of % of Total Loan Balance Accounts Loans Non-Performing Loans:
1-4 Family First Mortgages 417,766,039 1,056 1.36% Other Loans 13,141,006 32 0.04% Total Non-Performing Loans 430,907,045 1,088 1.40% Total Loans:
1-4 Family First Mortgages 30,377,493,171 73,598 98.83% Other Loans 358,998,901 10,884 1.17% Total Loans 30,736,492,072 84,482 100.00%

financial strength O U R Y E A R T O S H I N E Home Price Index for Major U.S. Markets June 2008-2009 New York Metro (includes North Jersey) -11.9% 20-City Index -15.4% Phoenix -31.6% Las Vegas -32.4% San Francisco -22.0% Miami -23.4% Los Angeles -17.8% Source: Standard & Poor’s — S&P/Case-Shiller Home Price Index

F I N A N C I A L S T R E N G T H
hudsoncitysavingsbank.com
Deposits
Eleven new branches since January 2008
$6.54 billion added since January 2008
Internet deposits of $162 million since December 2008

$164 million average deposits per branch
financial strength O U R Y E A R T O S H I N E
Deposit Growth
(in thousands)
CAGR of 13.19%
$6,688 $6,604 $7,912 $9,139 $10,454 $11,477 $11,383 $13,416 $15,153 $18,464 $21,692 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2Q2009
NJ NY CT

financial strength O U R Y E A R T O S H I N E
Growth in Desirable Markets
COUNTY HHI Rank Hunterdon, NJ 3
Morris, NJ 7
Somerset, NJ 8
Putnam, NY 10
Rockland, NY 19
Fairfield, CT 28
Suffolk, NY 35
Bergen, NJ 39
Westchester, NY 41
Monmouth, NJ 48
We Have Branches Located in 10 of the Top 50 Counties in the U.S. in Terms of Median Household Income
Source: SNL DataSource.

financial strength

O U R   Y E A R   T O   S H I N E

Return on Equity – Capital Deployment



5.8%
5.8%
5.7%
5.6%
5.8%
6.1%
6.4%
6.7%
7.6%
9.3%
10.2%
10.2%
10.2%
10.0%
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09

15

financial strength O U R Y E A R T O S H I N E
Industry-Leading Operational Efficiency
Hudson City ranked #1 in efficiency ratio among the 50 largest banks and thrifts by assets at June 30, 2009*
Efficiency Ratio
28.3% 1999
30.6% 2000 28.0% 2001 23.6% 2002 23.8% 2003 23.6% 2004 22.4% 2005 25.7% 2006 25.7% 2007 20.8% 2008 20.9% 2Q2009
at December 31 Note: 2Q2009 Efficiency ratio excludes FDIC one-time special assessment and net securities gain *Source: SNL Financial financial strength O U R Y E A R T O S H I N E
Winning Formula
Efficiency + Competitive Conservative = Pricing Credit + Underwriting Profit

financial strength O U R Y E A R T O S H I N E
HCBK Ownership Breakdown June 2009
Institutional Investors 66%
Individual Investors 24%
Insider Ownership* 10%
* Includes Beneficial Ownership of Directors and Executives Officers plus the ESOP Source: NASDAQ Online

F I N A N C I A L S T R E N G T H

results

Results O U R Y E A R T O S H I N E
Overview of Second Quarter 2009
Quarterly earnings of $127.9 million or $0.26 diluted earnings per share, beating analyst consensus of $0.25
Asset growth of $3.26 billion Mortgage loan production of $4.58 billion Deposits increased $3.23 billion during declining rate environment
Leverage Capital ratio of 7.65% and total risk-based ratio of 21.09% still shows our institution as well-capitalized
Consistent Low Efficiency ratio to 20.9%
Enhanced liquidity position due to increased prepayment speeds, deposits growth and growth of securities portfolio

Results O U R Y E A R T O S H I N E
Allowance and Provision Process
Have followed a systematic disciplined methodology in determining the Allowance for Loan Losses
Perform re-appraisals on loans once they are deemed non-performing, charging-off loans when required Consider the housing market and economic factors before making provision determination
Peer ratio of non-performing assets to total assets was 1.37% as of 12/31/08 (latest data available), our ratio then was .43%, now is .77%
This process led us to a $32.5 million provision and $9.6 million in charge-offs for 2Q09
Currently have 34 properties in foreclosed real estate and our assets total $57.4 billion. In September 1993 we held 32 properties when our assets were just over $4 billion.

results
OUR YEAR TO SHINE

Provision for Loan Losses and Net Charge-offs

(in thousands)


Charge-Offs
Provision
$36
$500
$606
$2,000
$109
$2,000
$469
$2,500
$694
$3,000
$1,449
$5,000
$1,833
$9,000
$4,675
$20,000
$9,569
$32,500
2Q2007
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009

23

Results            O U R            Y E A R            T O            S H I N E
Earnings Per Share
1Q2007 $0.13 2Q2007 $0.14 3Q2007 $0.15 4Q2007 $0.16 1Q2008 $0.18 2Q2008 $0.22 3Q2008 $0.25 4Q2008 $0.25 1Q2009 $0.26 2Q2009 $0.26

Results            O U R            Y E A R            T O            S H I N E
Dividends
Dividend increased to $0.15, our 6 consecutive quarterly increase
We paid a dividend every quarter since going public (40 quarters), increasing it 31 times and never decreasing the dividend
2-for-1 stock split / dividend paid in 2002
3.2-for-1stock split / dividend paid in 2005 (2nd Step)
256 banks cut, omitted or discontinued their dividend since 2008*
89 of these banks discontinued their dividend
163 of the 256 banks were TARP recipients
* Source: Keefe, Bruyette & Wood Equity Research report dated September 1, 2009

Results O U R Y E A R T O S H I N E
Dividends
2Q2007 $0.080 3Q2007 $0.085 4Q2007 $0.090 1Q2008 $0.110 2Q2008 $0.120 3Q2008 $0.130 4Q2008 $0.140 1Q2009 $0.150 1Q2009 $0.150

HUDSONCITY Bank on Better ValuesTM